                                                                File Numbers:

                                                                333-63416

                                                                811-10419

UNITED STATES

Securities and Exchange Commission

Washington, DC.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 29                                             X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 29                                             X

The NorthQuest Capital Fund, Inc.      (Exact Name of Registrant as Specified

                                        in Charter)

16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Principal Executive Offices)

732-842-3465                           (Registrant's Telephone Number)

Peter J. Lencki                        (Name of Agent)

16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Agent)

Approximate Date of Proposed Public Offering: On 03/21/14 pursuant to Rule 485 paragraph(b) POS.

It is proposed that this filing will become effective (check the appropriate box)

      [X] Immediately upon filing pursuant to paragraph (b)

      [ ] on (date) pursuant to paragraph (b)

      [ ] 60 days after filing pursuant to paragraph (a)(1)

      [ ] on (date) pursuant to paragraph (a)(1)

      [ ] 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previous filed post-effective amendment.

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P R O S P E C T U S

March 21, 2014

NORTHQUEST CAPITAL FUND, INC.

The Fund  is  best  suited  for investors

seeking long-term capital appreciation

 and dividend income.

The Securities and Exchange Commission has

 not approved or disapproved these securities, nor has

 the Commission determined that this Prospectus

 is  complete or accurate. Any representation

 to the contrary is a criminal offense.

NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane

Colts Neck, NJ 07722

Ticker Symbol: NQCFX

Shareholder Services

800-239-9136

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TABLE OF CONTENTS

   INVESTMENT OBJECTIVE .................................................... 1

   FEE TABLE ............................................................... 1

   PORTFOLIO TURNOVER ...................................................... 1

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

     Principal Investment Strategies Of The Fund ........................... 3

     Temporary Defensive Positions ......................................... 5

   MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

   CAPITAL STOCK

     Description of Common Stock ........................................... 7

     Voting Rights ......................................................... 7

   PRICING OF FUND SHARES

     Market Value of Securities ............................................ 7

   MARKET TIMING POLICY .................................................... 7

   PURCHASE OF FUND SHARES

     Initial Investments ................................................... 8

     Subsequent Purchases .................................................. 8

   REDEMPTION OF FUND SHARES

   DIVIDENDS AND DISTRIBUTIONS

     Reinvestments ......................................................... 9

   TAX CONSEQUENCES

     Tax Distribution ...................................................... 10

   PRIVACY POLICY .......................................................... 10

   FINANCIAL HIGHLIGHTS ................................................. 11/12

   WHERE TO GO FOR MORE INFORMATION ................................ Back Cover

     Custodian ..................................................... Back Cover

     Transfer Agent ................................................ Back Cover

     Independent Registered Public Accounting Firm ................. Back Cover

                                    - iii -

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

                                   FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment.)

Management Fees:                                             1.00%

Other Expenses:                                              0.79%

                                                                    -----

Total Annual Fund Operating Expenses                         1.79%

                                                                    =====

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year       Three Years       Five Years       Ten Years

$182            $563              $970           $2,105

                               PORTFOLIO TURNOVER

The Fund pays transactional costs, such as commissions, when it buys and sells securities (or, "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

                          PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in small, large and mid-capitalization companies whose stock prices are considered by the Fund's advisor to be undervalued. Undervalued stocks are generally those with a low share price when measured against the value of the total company. The Fund uses an evaluation methodology in selecting common stocks. This methodology examines and evaluates a company's share price, its financial condition, management's use of capital, and other local and international influences that could affect a company's performance. A secondary goal of the Fund is to earn dividend income from common stocks. The Fund seeks to invest in companies that have adequate free cash flow to pay a dividend and consistently increase their dividends on an annual basis. The Fund’s portfolio may move to a defensive position by holding a higher amount of cash during periods of economic turmoil.

                                PRINCIPAL RISKS

The principal risks of investing in the Fund are:

*  Market Risk. This is the risk that the Fund's investments will fluctuate with the stock markets and that prices may sharply fall or rise over the short-term or long-term periods. You may lose money by investing in the Fund.

*  Multi-cap Risk. The Fund's investment in small and medium capitalization (“cap”)stocks generally have a higher risk of business failure, lesser  liquidity and greater volatility in market price. As a consequence, small and medium cap stocks have a greater possibility of price decline or loss as compared to large cap stocks. This may cause the Fund not to meet its investment objective.

*  Dividend Income Risk. There is no assurance that dividend income will be earned from the Fund's investments.

*  Focused Portfolio Risk.  The Fund is non-diversified which means that the Fund’s portfolio consists of a small number of companies. As a consequence your investment in the Fund has a risk that a single common stock may have a significant event, negative or positive, on the Fund's portfolio.

*  Risk of Investing in a Managed Fund.  The Fund may under perform other investments or indices as a result of investment selections recommended by the Fund's investment adviser.

*  Large Cash Positions:  The Fund may hold a higher amount of cash during challenging economic times (such as a banking or financial crisis) which may prevent the Fund from achieving its long-term capital appreciation. A temporary defensive position is inconsistent with the Fund's investment strategies and the Fund's investment objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table below provide an indication of the risk of investing in the Fund by showing changes year to year (variability of performance).  The bar chart shows the Fund performance over a ten year period. The past performance of the Fund that will be shown will not be an indication of future results.

During the ten year period shown in the bar chart the highest return for a quarter was 16.06% and the worst return for a quarter was -21.27%. These returns occurred in quarters ending 06/30/09 and 12/31/08, respectively.

The table shows the Fund's average annual return for the periods of 1 year, 5 years and 10 years and the effect of federal income taxes on these returns and compares those returns with the S&P500 Index with dividends reinvested, a broad measure of market performance. Tax figures for the Fund were calculated using the highest individual federal income tax bracket.  Actual after tax returns may be lower than those shown since they depend on the investor's tax information. State and local taxes were not considered. Please note that this tax information does not apply to tax deferred accounts such as 401K plans and IRA's because such accounts are subject to taxation only upon distribution.

  Performance Table                           Average Annual Total Returns:

                                             Periods Ended December 31, 2013

                                             1 year     5 Years     10 Years

  NorthQuest Capital Fund

   Return before taxes                       25.79%      10.23%       3.02%

   Return after taxes on distributions       25.79%      10.23%       3.02%

   Return after taxes on distributions

                 & sale of Fund shares       14.60%       8.13%       2.37%

  S&P 500 Index with dividends reinvested

   (Return before fees, expenses or taxes)   32.39%      17.94%       7.40%

                               INVESTMENT ADVISOR

The investment advisor is Emerald Research Corporation ("ERC").

                               PORTFOLIO MANAGER

Peter J. Lencki, President, Treasurer and Chairman of the Fund. Mr. Lencki is President of ERC. He has managed the Fund’s investment portfolio since 2002.

                        PURCHASE AND SALE OF FUND SHARES

The Fund's minimum initial investment is $1,000 and the minimum for subsequent investments is $100. You may purchase or redeem your shares of the Fund on any business day by mail to: NorthQuest Capital Fund      By telephone: 800-239-9136

                     C/O Mutual Shareholder Services

                       8000 Town Centre, Suite 400

                       Broadview Heights, OH 44147

Monthly Automatic Investment Plan: Available after opening an account. Just call 800-239-9136 for the NorthQuest Capital Fund Monthly Automatic Investment (ACH) Form. Monthly investments must be at least $100.

                                TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund seeks long-term capital appreciation and secondarily dividend income by investing primarily in common stock securities of U.S. issuers except for those situations discussed in section “Temporary Defensive Positions”. It should be noted that the weak U.S. economy continues to suffer from rising taxes, burdensome government regulations and anti-growth economic policies which may cause the Fund to not meet its investment objectives. As a consequence stock prices may fluctuate severely, so may the Fund’s share price within a wide range, so that an investor could lose money. The Fund’s investment objectives may be changed without shareholder approval.

                     PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund intends to achieve its goals by investing in shares of companies that:

a)

have earnings and revenues growing sequentially, year to year, and are undervalued.

b)

are in the process of turning around after a period of declining earnings and/ or sales.

c)

are under new management, who have a reputation for cutting costs and increasing profitability.

Once these investment candidates have been identified, the evaluation methodology stated below is used to select securities:

1. Valuation: To determine the value of an individual company the Investment Adviser will calculate the five-year discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditures needed by the company to maintain its current position. The discount rate used is the current rate of the 30 year bond which is adjusted for future inflation and the future growth rate of free cash flow. When the discounted Free Cash Flow calculates that an equity is undervalued by 25% or more, the company remains in the selection process.

2. Use of Capital: The efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax operating profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. A positive EVA with reasonable debt suggests that management is efficiently allocating capital.

3. Analysis of Fundamentals: The Investment Adviser, ERC, will analyze the financial data of the company under review. The following items are examined in detail; Debt, profit margins, return on shareholder equity, consistency in growth of revenues and earnings, type and viability of business, and competence of management.

4. General Review: The Adviser reviews current social, political, environmental, and economic trends in the U.S. and abroad. This examination is to determine if any of these trends will have a positive or negative effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are negative long-term implications associated with these trends the company may be eliminated from the selection process.

5. Quarterly Reviews: Each common stock security in the Fund's portfolio is reviewed every 3 months near release of company's quarterly earnings in accordance with items 1 through 3. A significant deviation that could indicate a negative effect on the long-term future price of a company in the Fund's portfolio or the substitution of another security offering greater long-term upside potential may lead to the selling of a security in the Fund's portfolio.

6. The Fund may deviate without limitation from the above 5 items in the evaluation methodology when evaluating companies under new management and/or in the process of turning around their operations. If item 1 is affirmative it will override the conclusions of items 2, 3 and 4.

   Accordingly, any security purchased by the Fund must meet item 1.  The Fund has a policy not to concentrate in securities of issuers in a particular sector, industry or group of industries.

                             SECONDARY GOAL OF FUND

Earning dividend income from common stock securities is a secondary goal. The Fund may invest in companies that consistently increase their dividend payout annually and have adequate free cash flow to pay such dividend as current income to the Fund.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

Narrative Risk Disclosure: An investor could lose money through investment in this Fund.  The principal risks of investing in this Fund are:

a)

changing stock market and economic conditions may cause the Fund's total returns to go down as well as up over the short-term and even over long periods of time.

b) the Fund's investment strategies may not prove to be effective.

c) there are no assurances that dividend income will be earned from the Fund’s investments.

d) large cash positions, that may be used defensively as discussed in the section 'Temporary Defensive Positions', could prevent the Fund from achieving its stated investment objective of long-term capital appreciation. Temporary Defensive Positions is inconsistent with the Fund's investment strategies and the Fund's investment objectives.

e) our 'Non-diversification Policy' that carries the larger risk associated with any one bad security choice or group of securities representing one sector of the economy as compared to the risk if we were more diversified by holding more securities.

f) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to underperform or lose money.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a focused portfolio of companies that consists of a small number of stocks. The Fund’s investment portfolio benefits investors who desire low portfolio turnover and tax efficiency.

Who should not invest: This Fund is not recommended for; investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations; investors seeking diversification and high turnover and investors looking for current income.

Temporary Defensive Position:  The Fund may increase its cash position by investing in some or all of the following securities: cash accounts (such as brokerage cash and/or bank savings accounts), short-term debt securities (BBB or better), high-grade commercial paper (AA or better), and/or obligations of the U.S. government and its agencies. This strategy is to preserve capital during periods of falling common stock prices. These defensive decisions made by the Adviser to protect capital may prevent the Fund from achieving its stated investment objectives.

Non-diversification Policy: The Fund is non-diversified which means that compared with other Funds, it may invest a greater percentage of its assets in a limited number of issuers. As a result, the risk of investing in a non-diversified Fund is that the Fund's performance may be more susceptible to the performance of an individual company in its portfolio. The Fund seeks only enough diversification in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code. See section "TAX CONSEQUENCES" on page 10 of the prospectus for information about what level of Sub-chapter M is required of the Fund.

                               Portfolio Holdings

The Fund's policies and procedures with regard to the disclosure of its investment securities is discussed in the Statement of Additional Information ("SAI").

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

                                   Management

Investment Adviser: The Emerald Research Corp. (ERC) is the Investment Adviser to the Fund. The address of ERC is: 16 Rimwood Lane, Colts Neck, NJ, 07722. Peter J. Lencki is the president, compliance officer and owner of the Investment Adviser. He is also chairman, president and treasurer of the Fund.

The Investment Adviser will provide the following services to the Fund:

1. Continuous review of the Fund's portfolio.

2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.

3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.

4. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (That is, when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).

On July 10, 2013 the Directors of the Fund approved the renewal of the advisory contract with ERC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Fund’s Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the ERC will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the ERC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services, the Fund has agreed to pay the Investment Adviser a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.79% per year of the averaged total net assets. ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Adviser. The Fund pays all other expenses including; fees and expenses of directors not affiliated with the Adviser; audit, custodian, registration, transfer agent, legal and accounting fees; insurance, interest, taxes, brokerage commissions, record keeping, record maintenance and the expenses of operating its offices. ERC will reimburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder's check that fails to clear.

The Fund paid the Adviser 1% of the Fund's average daily net assets for the fiscal year ended 12/31/13. The discussion regarding the basis for the Board of Director’s approving any advisory contract of the Fund will be available in the Fund’s Annual Report.

Portfolio Manager ("PM"): Peter J. Lencki has been the portfolio manager of The NorthQuest Capital Fund for the past twelve years. Previous to managing the Fund's investments, Mr. Lencki acted as a portfolio manager for over five years in running a private investment partnership, NorthPoint Capital LLP. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

The Fund's SAI provides additional information about the PM's compensation, other accounts managed by the PM, and PM's ownership of securities in the Fund.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There

are no conversion or preemptive rights applicable to any shares of the Fund. All                                    shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PRICING OF FUND SHARES

When and How do We Price: The net asset value of the Fund's shares is determined as of the close (4:00p.m.) each business day the New York Stock Exchange (the “NYSE”) is open Monday through Friday exclusive of any and all legal holidays the NYSE honors by being closed for the day. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national or regional exchange or on the National Association of Securities Dealers Automated Quotation (the “NASDAQ”) market, are determined by the closing prices on the securities’ primary market. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities’ primary market. The fair value of securities for which current market quotations are not readily available will be evaluated as determined in good faith by the Fund's Board of Directors.

   Zero Coupon Bonds and U.S. Government Treasury Notes are priced at the current bid price at 4 PM EST as quoted by brokerage firms, such as Charles Schwab & Co., Inc.

MARKET TIMING POLICY

Market Timing is the excessive short-term trading of mutual fund shares which may increase Fund trading costs, have tax consequences, and disrupt the Fund's investment strategies. The Fund believes that its exposure to harmful market timing risk is low because the Fund's investment portfolio has no common stocks of foreign issuers and prices are readily available for those common stocks in the Fund's portfolio. Currently, the Fund defines "Market Timing" as selling all or a substantial portion of Fund shares within 7 days of purchase, or within 30 days of the purchase, if it happens more than once a year. To protect the Fund from harmful market timing, the Fund's Compliance Officer will monitor trading activity. If the Fund's Compliance officer determines that certain transactions exhibit a pattern of excessive short-term trading, those accounts involved may be "flagged" and future share purchase activity will be restricted or eliminated for those account(s) for such term as the Compliance Officer shall determine. The Fund reserves the right to waive a restriction on or elimination of a shareholder account for certain long-term investors and omnibus accounts. The Fund discourages "Market Timing" and does not accommodate "Market Timing". The Fund always reserves the right to not accept any purchase order.

PURCHASE OF FUND SHARES

The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares ".

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the NorthQuest Capital Fund. For the convenience of investors, an Account Application is included in every request for this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. To open an IRA there is an additional application that must be completed.

The minimum initial purchase is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances such as custodian accounts and those investors making regular additional investments.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. Telephone privileges to purchase or sell Fund shares are given to those shareholders that indicate the selection of "Telephoned Instructions" on the Fund's application form. The minimum is $100, but less may be accepted under special circumstances.

Fractional Shares: The Fund offers fractional shares to three decimal places.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result the Fund must obtain your name, address, date of birth, social security number, and other information to identify the person opening an account. The Fund is required to reject a new account when required information is not provided. Additional information may be required to open accounts for corporations and other entities. The Fund has appointed its compliance officer to monitor and report any money laundering activities.

REDEMPTION OF FUND SHARES

Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guarantee, either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management such as a relative, friend or long-term acquaintance. A signature guarantee is an assurance by the above mentioned financial institutions that a signature and person who signed the signature are the same individual.

Redemption Price: The redemption price is the net asset value per share next determined after an order to sell is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

REMEMBER: Checks are sent to your address of record. If you move please tell us.

If the proceeds of the redemption are requested to be sent to an address different from the address of record or if the Fund is notified of a new address within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or diverted mail.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash; however the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund will not issue in kind redemptions using illiquid securities.

IRA ACCOUNTS

Individual Retirement Accounts (IRA) are available to eligible individuals. These tax-deferred accounts allow participants to earn interest, dividends or capital gains without taxation until a future date, such as your retirement date or a withdrawal. Some or all of your IRA contributions may be tax deductible in certain IRA accounts depending on your annual income and if your employer has a retirement plan.  Withdrawals from these accounts made before the age of 59½ and/or a non-qualifying account (such as a participant's annual contribution exceeding the maximum limit) are generally subject to regular income tax and additional penalty tax. Investors should seek advice from their accountant and/or legal counsel before establishing an individual retirement account. Account application forms, plan specific information, and instructions are enclosed with the Fund's prospectus. The Fund offers the following IRA type plans and IRA account transfers:

   * Regular IRA   * Education IRA   * Roth IRA   * SEP-IRA   * Spousal IRA

   * Rollover IRA  * Simple IRA      * IRA Asset Transfer

To receive IRA information see section "Initial Investments" in the prospectus.

IRA Trustee

Huntington National Bank serves as the trustee for the Fund’s IRA accounts.

IRA Fees

There are no annual account maintenance fees, transfer fees or administrative fees concerning any NorthQuest Capital Fund IRA accounts.

Pension, Profit Sharing and 401-K Plans

Purchase of Fund shares through a business’ retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

DIVIDENDS AND DISTRIBUTIONS

Reinvestments: The Fund will automatically retain and reinvest the dividend and capital gains distributions. Reinvestment, for the shareholder, will be the net asset value on the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any, to such shareholder in cash.

TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each securities purchase. Not qualifying under Sub-chapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings, after taxes, would still be taxable as received by shareholders.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distribution of any long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold a percentage of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding or that you are exempt from back-up withholding.

DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load Fund in that investors in the Fund pay no purchase or sales fees and no 12b-1 fees.

PRIVACY POLICY

The U.S. Securities and Exchange Commission has adopted a ruling regarding the “Privacy of Consumer Financial Information" known as 'Regulation S-P'. This regulation states that financial institutions, such as your Fund, must provide Fund shareholders with this notice of the Fund's privacy policies and practices on an annual basis. Below, you will find details about the NorthQuest Capital Fund, Inc. privacy policy and practices.

Information We Collect - Our account information forms contain names, addresses, phone numbers, Form W-9 status, and social security or tax identification ("ID") numbers for regular accounts. Our IRA account application forms also contain birth date and beneficiary information. Of course, we also keep record of all securities transactions such as your account balances and transaction histories.

Our Disclosure Statement - The Fund only discloses personal information about you either while you are a shareholder or if you have left the Fund as required by law. The Fund may disclose your personal information to the Fund’s service providers that agree to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except to our attorneys, accountants, and as permitted by law.

Fund shareholders may call 800-239-9136 if they have any questions about the Fund’s privacy policies and practices.

FINANCIAL HIGHLIGHTS

Financial Highlights:  The financial highlights table is intended to help you understand the Fund's financial performance per share for the period from January 01, 2009 to December 31, 2013. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund(assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, certified public accountants, whose report, along with the Fund's financial statements, are included in the "Statement of Additional Information", that is available upon request.

Financial Highlights

        For a share of capital stock outstanding throughout the period

                        For the years ended December 31,

                               2013      2012     2011       2010       2009

PER SHARE DATA:

Net Asset Value,

Beginning of Period         $ 11.71   $ 10.85  $ 11.03    $ 10.18    $  9.05

--------------------------------------------------------------------------------

Income from Investment Operations:

Net Investment Income

            (Loss)(1)         (0.03)    (0.03)   (0.06)     (0.09)     (0.03)

Net Realized and

Unrealized Gain (Loss)

        on Investments         3.05      0.89    (0.12)      0.94       1.16

                              ------    ------   ------     ------     ------

Total From Investment

           Operations          3.02      0.86    (0.18)      0.85       1.13

--------------------------------------------------------------------------------

Less Distributions              -         -        -          -          -

--------------------------------------------------------------------------------

Net Asset Value, End

           of Period        $ 14.73   $ 11.71  $ 10.85    $ 11.03    $ 10.18

--------------------------------------------------------------------------------

Total Return (2)             25.79%     7.93%   -1.63%      8.35%     12.49%

--------------------------------------------------------------------------------

Ratios & Supplemental Data:

Net Assets, end of

    Period (000's)          $ 2,932   $ 2,357   $2,283    $ 2,329    $ 2,125

Ratio of Expenses,

after reimbursement

to Average Net Assets         1.79%     1.79%    1.79%      1.79%      1.79%

Ratio of Expenses,

before reimbursement

to Average Net Assets         1.79%     1.79%    1.79%      1.79%      1.83%

Ratio of Net Investment

Income (Loss) to

Average Net Assets

after reimbursement          -0.25%    -0.28%   -0.52%     -0.85%     -0.36%

Ratio of Net Investment

Income (Loss) to

Average Net Assets

before reimbursement           -         -        -          -        -0.40%

Portfolio Turnover

                Rate          0.00%     1.32%    0.00%      0.00%      0.00%

--------------------------------------------------------------------------------

1  Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period

2  Total return assumes reinvestment of dividends

                                      - 12 -

WHERE TO GO FOR MORE INFORMATION

You will find more information about The NORTHQUEST CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Information contains additional and more information about the Fund.

Annual and Semi-annual Reports - The Fund will issue to its shareholders semi-annual and audited annual reports.  The Fund's fiscal year ends December 31st.

In addition, a discussion of the Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year will be in the annual report.

THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THE DOCUMENTS DESCRIBED ABOVE

1. Call or write to the NorthQuest Capital Fund at the address listed at the bottom of the page. The documents will be sent to you at no charge.

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

  Please contact the Fund at the above address or by its toll free number if you wish  to request other information  and/or make shareholder inquiries.

WHY YOU SHOULD READ THIS PROSPECTUS

In this prospectus we present the objectives, risks and strategy of the Fund. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.

         TRANSFER AGENT                                CUSTODIAN

Mutual Shareholder Services, LLC              The Huntington National Bank

8000 Town Centre Drive, Suite 400                    7 Easton Oval

   Broadview Heights, OH  44147                   Columbus, OH 43219

     INDEPENDENT REGISTERED                        INVESTMENT ADVISER

       PUBLIC ACCOUNTANT                      Emerald Research Corporation

       Sanville & Company                            16 Rimwood Lane

       1514 Old York Road                         Colts Neck, NJ 07722

       Abington, PA 19001

SEC File Number for the NorthQuest Capital Fund is 811-10419.

PROSPECTUS

The NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane

Colts Neck, NJ 07722

800-239-9136 * 732-842-3465

Ticker Symbol: NQCFX

Website: www.northquestfund.com

March 21, 2014

Part B

STATEMENT OF ADDITIONAL INFORMATION

March 21, 2014

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated March 21, 2014. This SAI incorporates by reference the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission on February 6, 2014. To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or the telephone numbers that are shown above.

                               TABLE OF CONTENTS

 THE FUND HISTORY...................................................... 2

 DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS

 MANAGEMENT OF THE FUND

 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Control Persons ................................................. 6

      Principal Holders ............................................... 6

      Management Ownership ............................................ 6

 INVESTMENT ADVISORY AND OTHER SERVICES

      Investment Adviser .............................................. 6

      Services Provided by, and Fees Paid to, the Investment Adviser .. 6

      Principal Underwriter ........................................... 7

      Other Service Providers ......................................... 7

      Other Investment Advice ......................................... 7

      Dealer Re-allowances and Other Services ......................... 7

 PORTFOLIO MANAGER .................................................... 7

 BROKERAGE ALLOCATIONS AND OTHER PRACTICES

      Brokerage Transactions .......................................... 8

      Commissions ..................................................... 8

      Brokerage Selection ............................................. 8

      Directed Brokerage and Regular Broker-Dealers ................... 8

 CAPITAL STOCK AND OTHER SECURITIES ................................... 8

 PURCHASE, REDEMPTION, AND PRICING OF SHARES

      Purchase of Shares .............................................. 9

      Offering Price and Redemption in Kind ........................... 9

 TAXATION OF THE FUND ................................................. 9

 UNDERWRITERS OF THE FUND ............................................. 9

 CALCULATION OF PERFORMANCE DATA ...................................... 9/10

 FINANCIAL STATEMENTS ................................................. 10

                                     - 1 -

                                  FUND HISTORY

The NorthQuest Capital Fund, Inc. (also referred to as the "Fund") was incorporated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.

            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                 Classification

The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

All investment strategies and risks are discussed in the prospectus.  No additional strategies and risks exist to be discussed here.  Accordingly, all of the Fund's investment strategies are principal investment strategies.

                        Disclosure of Portfolio Holdings

The Fund discloses its full portfolio holdings to the public on a quarterly basis by filing with the SEC and reporting to Fund Shareholders. These reports are available on the SEC internet site at http://www.sec.gov or by calling the Fund’s toll-free telephone number (800-239-9136).

Disclosure of non-public information about the Fund portfolio holdings may occur when there is a legitimate business purpose such as making disclosures to the Fund’s transfer agent, broker-dealer, custodian, and auditing firm, who have a duty to keep information confidential or have been instructed by the Fund to keep information confidential. On an ongoing basis, when necessary, certain parties such as a printing firm will enter into a non-disclosure agreement with the Fund.

                                  Fund Polices

Investment Restrictions:  Investment restrictions were selected to aid in maintaining the conservative nature of the Fund. These investment restrictions are the Fund's fundamental investment policies and therefore may not be changed except by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represented by proxy, or B) of more than 50% of the outstanding voting securities, whichever is less. Under the Fund's fundamental investment policies the Fund may not:

 a) Change Fund's Investment Objectives.

 b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and  sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

 c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

 d) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

 e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquired more than 10% of the voting securities of another issuer.

 f) Invest in companies for the purpose of acquiring control.

 g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

 h) Pledge, mortgage or hypothecate any of its assets.

 i) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.

 j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

 k) Issue senior securities.

 l) Underwrite securities of other issuers.

 m) Invest 25% or more of its assets at the time of purchase in any one industry.

                Temporary Defensive Position & Portfolio Turnover

The Fund follows the portfolio management methodology with no exceptions other than those considered to be minor that are discussed in section "Principal Investment Strategies of the Fund" in the Prospectus.

                             MANAGEMENT OF THE FUND

                               Board of Directors

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors holds ultimate responsibility for running the

Fund and that the Fund operates in accordance with its stated objectives, policies and investment restrictions. The Board oversees the actions of the Fund's officers, portfolio manager, and investment adviser. The Board appoints officers to run the Fund and selects an Investment Advisor to provide investment advice (See section “Investment Adviser” in the Prospectus). It plans to meet at least four times a year to review Fund progress and status.

                                 Risk Oversight

The Fund's Board of Directors consists of four directors of which three are independent. The Board oversees risk as part of its oversight of the Fund. The Fund’s Board leadership positions include a Chairperson, Lead Director, and Chief Compliance Officer("CCO"). The Board selected these leaders from its membership to assist the Board on overseeing Fund operations and to assess any Fund risks. The Board reviews reports from its CCO, officers, investment adviser, and auditor with regard to any risks facing the Fund. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, or other service providers.

The following provides an overview of the considerations that led the Board to conclude that each member currently serving as a Director should serve as a Director. Generally, no one factor determined the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (a) the individual's business and professional experience and accomplishments; (b) the individual’s ability to work effectively with other Directors: (c) an individual’s skills and experiences that would benefit the Board; and the individual's prior experience, if any, serving in unique institutions and industries. Below is a summary of each Director's professional experience and other considerations that contributed to the Board's conclusion that such Director should serve as a Director.

Charles G. Camarata – Mr. Camarata is a private investor. He received a B.S degree in accounting/economics and a Master of Business Administration (M.B.A) from Monmouth College in New Jersey.

Robert S. Keesser - Mr. Keesser has significant management experience, having served as a District Sales Manager, Zone Sales Manager and owner in the automotive aftermarket industry for the past 25 years. Mr. Keesser serves as the Lead Director of the Fund's Board.

Peter J. Lencki - Mr. Lencki has investment management and investment research experience as President of an investment advisory company ("ERC") since 1996. Mr. Lencki also serves as the Fund's Chief Compliance Officer.

John G. Padovano - Mr. Padovano is a private investor who has been an owner in the insurance and packaging industries. Mr. Padovano has been building and expanding private companies over the past 31 years.

                              Management Information

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

                                                                        Other

Interested *                                                           Director

                     Position(s) Term of Office      Principal         Positions

                      Held With   & Length of       Occupation         Held by

Name and Address **   Fund & Age  Time Served       Past 5 Yrs.        Director

----------------      ----------  -----------    -------------------   ---------

Peter J. Lencki  *     Chairman   1 Year Term    Portfolio Manager        None

                       President                 NorthQuest Capital Fund

                       Treasurer    12 Years     Colts Neck, NJ

                       Age 59

Mary E. Lencki   *     Secretary  1 Year Term    Nurse                    None

                       Age 56                    Brighton Gardens

                                    12 Years     Assisted Living

                                                 Middletown, NJ

Disinterested

Charles G. Camarata    Director   1 Year Term    Private Investor         None

                       Age 69    Since Feb. 2012

Robert S. Keesser      Lead       1 Year Term    President                None

                       Director                  RSK Consultants, LLC

                       Age 52       12 Years     Automotive Parts

                                                 Aftermarket

                                                 Barnegat, NJ

John G. Padovano       Director   1 Year Term    Private Investor        None

                       Age 65

                                    12 Years

Footnotes:

        * Directors of the Fund are considered "Interested persons", as define in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser. Mary and Peter Lencki have a "family relationship".

       ** The address for each Director is 16 Rimwood Lane, Colts Neck, NJ 07722

Fund Holdings of Directors:                    Aggregate Dollar Range of Equity

                                                 Securities in All Registered

                        Dollar Range of         Investment Companies Overseen

     Name of            Equity Securities         by Director in Family of

     Director             in the Fund **            Investment Companies

------------------     ------------------      --------------------------------

Interested

Peter J. Lencki        $100,001 - $500,000                 None

Disinterested

Charles G. Camarata         001 - $ 10,000                 None

Robert S. Keesser      $ 50,001 - $100,000                 None

John G. Padovano       $100,001 - $500,000                 None

Footnote: ** Valuation date as of 03/02/14.

Compensation of Directors:  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "Interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2013 is set forth below. The Investment Adviser does not provide investment advisory services to any other investment companies registered under the 1940 Act other than the Fund.

     Name                 Aggregate          Pension or          Total

 of Directors            Compensation        Retirement       Compensation

                           the Fund      Benefits from Fund    from Fund

Charles G. Camarata          $575                $0              $575

Robert S. Keesser            $575                $0              $575

Peter J. Lencki              $0                  $0              $0

John G. Padovano             $575                $0              $575

Sales Load: There are no sales loads whatsoever.

                                 CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the NorthQuest Capital Fund, Inc. (the "Fund"), the Fund and ERC have adopted a Code of Ethics and procedures for implementing the provisions of the code.  The personnel of the Fund and Investment Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

                               PROXY VOTING POLICIES

The Fund exercises its voting rights in the best interests of the Fund when voting proxies with regard to securities held or purchased by the Fund. Proxies that propose offering additional stock options to their managers or compensate management excessively are usually voted down by the Fund. Generally, the Fund votes in favor of proxies that propose the repurchase of the issuer's shares without increasing the issuer's debt. For all other proposals, the Fund will evaluate whether a proposal is in the best interests of Fund shareholders and take into account the following factors such as: (a) is the proposal considering past and future performance when compensating management; (b) is the proposal in conflict with the company's long-term strategies; and (c) is the proposal in keeping with high ethical standards and corporate governance.

To obtain the Fund's voting policies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, without charge, call the Fund's toll-free telephone number

(800-239-9136) or go to the SEC internet site at http://www.sec.gov.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                  Principal Holders

Major Shareholders: As of March 2, 2014, shareholders on record who own 5% or more of the outstanding shares of the Fund as follows:

Name                              Address                      Percent Ownership

R. & S. Lencki                  Jupiter, FL                          20.98%

D. Wright                       Somerset, NJ                         12.71%

M. Lencki                       Egg Harbor Twp., NJ                   6.77%

P. Lencki                       Colts Neck, NJ                        5.73%

C. Padovano                     East Hanover, NJ                      5.09%

M. Lencki                       Jupiter, FL                           5.06%

                                Management Ownership

All officers and directors of the Fund own 24,724 shares (12.1%) of the outstanding shares of the Fund. Officers and directors are each required to own a minimum of 100 Fund shares.

                        INVESTMENT ADVISORY AND OTHER SERVICES

                                Investment Adviser

The Investment Advisory Contract between the Fund and Emerald Research Corporation, the investment adviser, has been renewed by the Fund's Board including a majority of the independent directors at a meeting on July 10, 2013. ERC was formed on 3/08/96 and is currently owned and controlled by Peter Lencki, an officer, director, and affiliate of the Fund.  Peter Lencki is President and owner (100%) of ERC. Mary Lencki, the Fund's Secretary, is affiliated with the Investment Adviser (her spouse is Peter Lencki).

             Board Discussion on Renewing Fund's Advisory Contract

The discussion regarding the basis for approving the renewal of any advisory contract with the Fund will be available in the Fund's Annual Report.

         Services Provided by, and Fees Paid to, the Investment Adviser

The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Adviser" in prospectus. ERC has an agreement with the Fund to pay the Fund's startup expenses and to absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.79% per year of the averaged total net assets of the Fund. The advisory fee paid by the Fund is 1% per year of the averaged total net assets of the Fund. This fee is computed daily and is payable monthly.

                             Principal Underwriter

See section "UNDERWRITERS OF THE FUND".

                            Other Service Providers

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Independent Registered Public Accounting Firm

Sanville & Company is the independent registered public accounting firm which was selected by the Fund to perform the annual audit of the Fund’s financial statements. Their offices are located at 1514 Old York Road, Abington, PA 19001.

Accounting Services

Mutual Shareholder Services, LLC (the “MSS”) has been selected to provide accounting services such as preparing and filing required financial reports; calculating the Fund’s daily net asset value (the “NAV”); reporting the daily NAV to the NASDAQ; and performing other related services for the Fund.

Custodian

The Huntington National Bank has been selected to serve as the custodian of the Fund’s investments. The custodian safe keeps the Fund’s portfolio securities and investments, pays out funds as instructed, collects income, and maintains records in connection with its duties. The custodian is located at 7 Easton Oval, Columbus, OH 43219.

                  Third-Party Payments & Service Agreements

There are no third-party payments of any kind or service agreements with any organization or individual other than the Investment Adviser and those firms described in the previous section “Other Service Providers”.

                            Other Investment Advice

There is no individual or organization that receives remuneration from the Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

                    Dealer Re-allowances and Other Services

There are no dealer re-allowances, Rule 12b-1 plans, paid advertising, compensation to underwriters or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolicited requests.

                               PORTFOLIO MANAGER

Peter J. Lencki is the Fund's portfolio manager and is responsible for the daily management of the Fund's investment portfolio. He is a member of the Fund's board of directors. Peter Lencki is the Fund's president and treasurer. Mr. Lencki is also the president and owner of Fund's investment adviser, ERC.

At this time Mr. Lencki does not manage accounts for any other registered investment companies or other pooled investment vehicles or any other accounts. Peter Lencki has 2 shareholder accounts in the Fund in the dollar range of

$100,001 - $500,000 as of 03/02/14.

The Fund does not pay any type of compensation to Mr. Lencki for acting as the Fund’s portfolio manager. Currently, the Fund's Adviser does not pay Peter Lencki any salary but will likely compensate Mr. Lencki when revenues permit.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions

The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

Commissions

The Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid by the Fund on a quarterly basis.

                              Brokerage Selection

The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for securities as per the Fund’s investment portfolio based on recommendations from the Portfolio Manager. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser. The Fund will not pay higher brokerage commissions for soft dollar credits.

                 Directed Brokerage and Regular Broker-Dealers

The Fund and Investment Adviser receives unsolicited solicitations and literature from many brokers. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

                          CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

                              Purchase of Shares

Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Fund. See section "Purchase of Fund Shares" in the prospectus for more information.

                     Offering Price and Redemption in Kind

The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in section "Pricing of Fund Shares" in our Prospectus. Redemption in kind is discussed in section "Redemption of Fund Shares" in the Fund's Prospectus.

                             TAXATION OF THE FUND

Taxation of the Fund is discussed in section "Tax Consequences" in the Fund's Prospectus.

                           UNDERWRITERS OF THE FUND

The Fund has no underwriter because the Fund sells its shares directly to the public.

                        CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable value for a hypothetical $1000 investment made over the period of 1 year, 5 years and 10 years according to the following formula:

                                        n

P (1+T) = ERV

Where: P = a hypothetical initial payment of $1000; T = average annual total return; n = number of years; and ERV = ending redeemable value.

                                        Average Annual   Ending Redeemable Value

      Period          Initial Purchase      Return             12/31/2013

-----------------     ----------------  --------------   -----------------------

1 Year                   $1,000             25.79%               $ 1,258

12/31/12-12/31/13

5 Years                  $1,000             10.23%               $ 1,627

12/31/08-12/31/13

10 Years                 $1,000              3.02%               $ 1,347

12/31/03-12/31/13

As with all mutual funds past results are not an indication of future performance.

                                                           *

Average Annual Total Return (After Taxes on Distribution):  The average annual total return (after taxes on distribution) is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending value, according to the following formula:

n

P (1+T) = ATV

             D

Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; ATV = ending value of a hypothetical $1,000; D = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

                                        Average Annual   Ending Redeemable Value

      Period          Initial Purchase      Return             12/31/2013

-----------------     ----------------  --------------   -----------------------

1 Year                   $1,000             25.79%               $ 1,258

12/31/12-12/31/13

5 Years                  $1,000             10.23%               $ 1,627

12/31/08-12/31/13

10 Years                 $1,000              3.02%               $ 1,347

12/31/03-12/31/13

                                                                            *

Average Annual Total Return (After Taxes on Distributions and Redemption): The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

n

P (1+T) = ATV

                                              DR

Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years; ATV = ending value of a hypothetical $1,000; DR = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

                                        Average Annual   Ending Redeemable Value

      Period          Initial Purchase      Return             12/31/2013

-----------------     ----------------  --------------   -----------------------

1 Year                   $1,000             14.60%               $ 1,146

12/31/12-12/31/13

5 Years                  $1,000              8.13%               $ 1,478

12/31/08-12/31/13

10 Years                 $1,000              2.37%               $ 1,264

12/31/03-12/31/13

*  After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds past results are not an indication of future performance.

                             FINANCIAL STATEMENTS

The Financial Statements and Report of Independent Registered Public Accounting Firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2013. The Fund will provide the Annual Report without charge at written or telephone request.

                                   FORM N-1A

                           PART C - OTHER INFORMATION

      Contents                                                   Page #

  1.  Exhibit Index                                                   1

  2.  Persons Controlled by or Under Common Control with the Fund     1

  3.  Indemnification                                                 1

  4.  Business and other Connections of the Investment Adviser        2

  5.  Principal Underwriters                                          2

  6.  Location of Accounts & Records                                  2

  7.  Management Services                                             2

  8.  Undertakings                                                    2

  9.  Signatures                                                      3

                                     - iv -

 1.   Exhibit Index

      a)  Articles of Incorporation (Incorporated by reference to Registrant's

          Post-Effective Amendment No.1 filed on 1/14/02 under filing #333-

          63416)

      b)  By-Laws (Incorporated by reference to Registrant's Post-Effective

          Amendment No.1 on 1/14/02 under filing #333-63416)

      c)  Instruments Defining Rights of Security Holders - Not applicable

      d)  Investment Advisory Agreement – Dated July 10, 2013 between Registrant and Emerald Research Corporation is filed as Exhibit 10i is filed herewith.

      e)  Underwriting Contracts - Not applicable

      f)  Bonus or Profit Sharing Contracts - Not applicable

      g)  Custodian Agreement – Dated October 25, 2013 between Registrant and

          Huntington National Bank is filed as Exhibit 99.g herewith.

h)

Other Material Contracts - Financial Institution Bond (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)

      h1) Other Material Contracts - Reimbursement Agreements (Incorporated by

          reference to Registrant's Post-Effective Amendment No.1 on 1/14/02

          under filing #333-63416)

      h2) Other Material Contracts - Delaware Charter/ERC Agreement (Incorpora-

          ted by reference to Registrant's Post-Effective Amendment No.4 on

          4/14/04 under filing #333-63416)

      h3) Other Material Contract – Transfer Agent Agreement dated October 25,

          2013 between Registrant and Mutual Shareholder Services, LLC is filed as Exhibit 99.h herewith.

      h4) Other Material Contract – Accounting Services Agreement dated October

          25, 2013 between Registrant and Mutual Shareholder Services, LLC is filed as Exhibit 99.i herewith.

      i)  Legal Opinion (Incorporated by reference to Registrant's Post-

          Effective Amendment No.1 on 1/14/02 under filing #333-63416)

      j)  Other Opinions – Consent of Independent Registered Public Accounting

          Firm, Sanville & Company, is filed as Exhibit 99.j herewith.

      k)  Omitted Financial Statements - Not applicable

      l)  Initial Capital Agreements - No longer applicable

      m)  Rule 12b-1 Plan - Not applicable

      n)  Rule 18f-3 Plan - Not applicable

      p)  Code of Ethics (Incorporated by reference to Registrant's Post-

          Effective Amendment No.10 on 04/29/05 under filing #333-63416)

 2.   Persons Controlled by or Under Common Control with the Fund. None

 3.   Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Article XII, Section 3 of the Fund's By-laws states that each director and officer of the corporation shall be indemnified by the corporation against reasonable costs and expenses incurred by him/her in connection with any action, suit or proceeding to which he/she may be made a party by reason of his/her being or having been a director or officer of the corporation, except in relation to any action, suits or proceedings in which he/she has been adjudged liable because of misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

 4.  Business and other Connections of the Investment Adviser - The Emerald Research Corporation serves as the Investment Adviser as per an Investment Advisory Contract currently effective with the NorthQuest Capital Fund, Inc.  Mr. Peter J. Lencki is president and owner of Emerald Research Corporation.

 5.   Principal Underwriters - See section "Underwriters of the Fund" in Part B of the SAI.

 6.  Location of Accounts & Records  -  Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, are maintained as follows:

      Administration – NorthQuest Capital Fund, Inc.

      16 Rimwood Lane, Colts Neck, NJ 07722

      For Investment Adviser – Emerald Research Corporation

      16 Rimwood Lane, Colts Neck, NJ 07722

      For Transfer Agency and Accounting – Mutual Shareholder Services, LLC

      8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147

      For Custody – The Huntington National Bank

      7 Easton Oval, Columbus, OH 43219

 7.   Management services - Not applicable

 8.   Undertakings        - Not applicable

9.    Signatures -

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Colts Neck and State of New Jersey on the 21st

      day of March, 2014.

      The NorthQuest Capital Fund, Inc.    By: /s/ Peter J. Lencki

                                                   -------------------------

                                                   Peter J. Lencki, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signatures –

                                           Title                         Date

 By: /s/ Peter J. Lencki        President, Chairman and Treasurer

     -------------------        (Principal Executive Officer)         03/21/2014

         Peter J. Lencki        (Principal Financial &

                                 Accounting Officer)

                                          Director

 By: /s/ Mary E. Lencki                   Secretary

     --------------------                                             03/21/2014

         Mary E. Lencki

 By: /s/ Charles G. Camarata              Director

     -----------------------                                          03/21/2014

         Charles G. Camarara

 By: /s/ Robert S. Keesser                Director

     ---------------------                                            03/21/2014

         Robert S. Keesser

 By: /s/ John G. Padovano                 Director

     --------------------                                             03/21/2014

         John G. Padovano

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